UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Item 8.01 Other Events.

In the Form 8-K filed on April 20, 2020 (“April 20 Form 8-K”), United States Oil Fund, LP (“USO”), indicated that it would announce through a current report on Form 8-K when USO has determined to temporarily suspend the issuance of additional Creation Baskets. Today, USO issued all of its currently remaining registered shares. The registration statement that USO filed on April 20, 2020 with the Securities and Exchange Commission (“SEC”) to register an additional 4,000,000,000 shares has not been declared effective. As a result, USCF management is suspending the ability of the USO Authorized Purchasers to purchase new creation baskets until such time as the new USO registration statement for the additional shares has been declared effective by the SEC.  The ability of Authorized Purchasers to redeem Redemption Baskets during the suspension of the sale of Creation Baskets will remain unaffected. In addition, trading of USO shares on the NYSE Arca, Inc. will not be discontinued as a result of the suspension of sales of Creation Baskets.

USO will issue a subsequent current report on Form 8-K to announce the effectiveness of the above-mentioned registration statement offering the additional, new shares as well as USO’s ability to resume offering Creation Baskets to its Authorized Purchasers.

For information relating to the creation and redemption of shares of USO, including the procedures for the creation and redemption of baskets of shares as well as the potential consequences of suspending the purchase and sale of Creation Baskets, please see the April 20 Form 8-K. Defined terms used in this Form 8-K and not defined herein shall have the meanings ascribed to them in the April 20 Form 8-K and the USO prospectus, as applicable.

Any forward-looking statements in this current report are based on expectations of USO management at this time. Whether or not actual results and developments will conform to management’s expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in USO’s prospectus, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. USO undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: April 21, 2020	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and CEO